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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 25, 2001


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


           TEXAS                      1-12833                  75-2669310
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


           TEXAS                      1-11668                  75-1837355
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)



            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE -(214) 812-4600


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On October 25, 2001, TXU Electric Company (the "Company") announced the following results of operations:

                                                    (Unaudited)
                                          Nine Months Ended September 30,
                                          -------------------------------
                                           (In Millions, Except Ratios)

                                               2001            2000
                                               ----            ----

     Operating Revenues                      $ 6,060        $  5,479

     Net Income                              $   785        $    731

     Ratio of Earnings to Fixed Charges          4.3             4.0


          Operating results for the nine month periods are not necessarily indicative of the results that may be expected for a full year. Reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended by a Form 10-K/A filed on April 3, 2001, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 for financial information regarding the periods ended December 31, 2000, March 31, 2001 and June 30, 2001. The Company intends to file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001, which will contain complete financial information for such quarterly period and comparative periods, with the Securities and Exchange Commission on or before November 14, 2001.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TXU CORP.


                                     By: /s/ Kirk Oliver
                                        ------------------------------------
                                        Name:  Kirk Oliver
                                        Title: Treasurer and Assistant Secretary


                                     TXU ELECTRIC COMPANY


                                     By: /s/ Laura Conn
                                        ------------------------------------
                                        Name:  Laura Conn
                                        Title: Treasurer and Assistant Secretary

Date:  October 25, 2001